Prospectus Supplement
John Hancock Investment Trust
John Hancock Infrastructure Fund (the fund)
Supplement dated October 1, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of December 31, 2024 (the Effective Date), Timothy J. Casaletto, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, G. Thomas Levering will continue to serve as portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Casaletto will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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